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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 15, 2002

                           BANK OF AMERICA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                     1-6523
                            (Commission File Number)

                                   56-0906609
                        (IRS Employer Identification No.)

                             100 North Tryon Street
                            Charlotte, North Carolina
                    (Address of principal executive offices)

                                      28255
                                   (Zip Code)

                                 (800) 299-2265
              (Registrant's telephone number, including area code)

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ITEM 5.   OTHER EVENTS.

On July 15, 2002, Bank of America Corporation (the "Registrant") announced financial results for the second quarter ended June 30, 2002, reporting earnings of $2.22 billion and diluted earnings per common share of $1.40. A copy of the press release announcing the Registrant's results for the second quarter ended June 30, 2002 is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.                DESCRIPTION OF EXHIBIT

99.1 Press Release dated July 15, 2002 with respect to the Registrant's financial results for the second quarter ended June 30, 2002

99.2 Supplemental Information prepared for use on July 15, 2002 in connection with financial results for the second quarter ended June 30, 2002


ITEM 9.   REGULATION FD DISCLOSURE.

On July 15, 2002, the Registrant held an investor conference and webcast to disclose financial results for the second quarter ended June 30, 2002. The Supplemental Information package for use at this conference is furnished herewith as Exhibit 99.2 and incorporated by reference in Item 9. All information in the Supplemental Information is presented as of July 15, 2002, and the Registrant does not assume any obligation to correct or update said information in the future.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    BANK OF AMERICA CORPORATION



                                    By:  /s/ Marc D. Oken
                                       -----------------------------------------
                                             Marc D. Oken
                                             Executive Vice President and
                                               Principal Financial Executive




Dated: July 15, 2002

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                                  EXHIBIT INDEX

EXHIBIT NO.      DESCRIPTION OF EXHIBIT

99.1 Press Release dated July 15, 2002 with respect to the Registrant's financial results for the second quarter ended June 30, 2002

99.2 Supplemental Information prepared for use on July 15, 2002 in connection with financial results for the second quarter ended June 30, 2002